                                                                    EXHIBIT 10.5

                              AGREEMENT FOR SERVICE


Client_________________________________ Account #_______________________________

Address ________________________________________________________________________

City __________________________________ State ________________ Zip _____________

Additional locations covered by this agreement: ________________________________

Intended use of credit reports: ________________________________________________


The undersigned Client, desiring to receive consumer credit reports from TrueLink, Inc. ("TrueLink") utilizing consumer credit information from Equifax Credit Information Services ("ECIS") and/or Trans Union Credit Information Services ("TU"), and/or EXPERIEN Information Services (formerly known as TRW) ("EXPERIEN") (hereinafter "Repository(ies)"), agrees that all consumer credit reports will be received subject to the following conditions:

I. Client certifies that consumer credit information, as defined by the Fair Credit Reporting Act ("FCRA") 15 U.S.C. 1681 et seq., will be ordered only in connection with a business transaction involving a consumer. This transaction must be a "permissible purpose" under the FCRA. Consumer credit information will be requested only for our exclusive use and held in strict confidence, and will not be disclosed to any third party, except as required by law, and will not be resold. Our employees will be forbidden from attempting to obtain credit reports on themselves, associates or any other persons, except in the exercise of their official duties. Credit reports will not be ordered for employment purposes. Client will receive and retain a signed authorization form from each consumer before Client orders a credit report.

        Client agrees to direct any credit report consumer inquiries to TrueLink and to the applicable Repository(ies), all pursuant to the FCRA.

        Client has read and acknowledged TrueLink's access security requirements.

        Client agrees to hold TrueLink, Repositories, and their agents harmless from any expense or damage arising or resulting from the improper use or disclosure of consumer credit information contrary to these conditions or the FCRA, by Client, our employees or agents.

II. TrueLink, Repositories, and their agents, employees, and independent contractors will use good faith efforts in attempting to obtain consumer credit information from sources deemed reliable but does not guarantee the accuracy of the reported information. TRUELINK AND THE REPOSITORY(IES) WILL NOT BE RESPONSIBLE OR LIABLE FOR ANY LOSS OR DAMAGES CAUSED BY ANY OF ITS AGENTS AND EMPLOYEES IN CONNECTION WITH THE PREPARATION OF CREDIT REPORTS EXCEPT FOR INSTANCES OF GROSS NEGLECT, RECKLESSNESS OR WILFUL MISCONDUCT.

III. If Client elects to communicate with TrueLink's computer system, Client will have equipment that enables it to order and/or receive credit reports from TrueLink, and agree that such equipment will be operated only by Client's designated employees who shall have read and understood the training information provided by TrueLink. Client agrees to take all necessary measures to prevent unauthorized use of this equipment by any person other than our designated employees. CLIENT AGREES THAT, WITH REGARD TO THE OPERATION OF OUR EQUIPMENT, TRUELINK AND REPOSITORY(IES) AND ALL OF THEIR AGENTS SHALL NOT BE LIABLE FOR TRANSMISSION DISTORTION, INTERRUPTIONS OR FAILURE, OR FOR ANY RESULTING CONSEQUENTIAL OR SPECIAL DAMAGES WHATSOEVER.

IV. Client agrees that any creditworthiness score ("Score") received from TrueLink is not intended to be and shall not be the only factor in deciding to grant or deny credit. CLIENT UNDERSTANDS THAT THE ACCURACY OF ANY SCORE IS NOT GUARANTEED BY TRUELINK AND, EXCEPT FOR AN AMOUNT EQUAL TO WHAT CLIENT PAID TRUELINK FOR SUCH SCORE, CLIENT RELEASES TRUELINK AND ITS AGENTS, EMPLOYEES AND INDEPENDENT CONTRACTORS FROM LIABILITY FOR NEGLIGENCE IN THE PREPARATION AND DELIVERY OF THE SCORE AND FROM ANY LOSS OR EXPENSE SUFFERED BY US RESULTING DIRECTLY OR INDIRECTLY FROM THAT SCORE EXCEPT FOR INSTANCES OF GROSS NEGLECT.

V. Client agrees to pay in full, according to TrueLink's payment terms, as they may vary from time to time, plus interest at 10% per annum for overdue amounts and all attorney fees for collecting from us.

VI. If applicable, Client agrees to comply with the Real Estate Settlement Procedures Act ("RESPA"), 27 U.S.C. 2601 et. seq., and specifically with the anti-kickback prohibitions contained therein.

VII. A five day written notice by either party sent first class mail will cancel this agreement, but the obligations and agreements of the undersigned set forth in sections I, II, III, IV and V above will remain in force.

VIII. No changes may be made to this agreement and the addendum hereto, except in writing by the parties hereto. The person signing this agreement on behalf of the Client is a duly authorized representative of Client with all powers required to execute this agreement.

                                FCRA REQUIREMENTS
          Federal Fair Credit Reporting Act (FCRA - Public Law 91-508)

Although the FCRA primarily regulates the operations of consumer credit reporting agencies, it also affects you as the user of information. We suggest that you and your employees become familiar with the following sections of the FCRA in particular:

          Section 604.  Permissible Purposes of Reports.
          Section 610.  Conditions and form of disclosure to consumers.
          Section 615.  Requirements on users of consumer reports.
          Section 616.  Civil liability for willful noncompliance.
          Section 617.  Civil liability for negligent noncompliance.
          Section 619.  Obtaining information under false pretenses.
          Section 620.  Unauthorized disclosures by officers or employees.

Each of these is of direct consequence to users who obtain reports on consumers.

As directed by law, credit reports may be issued only if they are to be used for extending credit, review or collection of an account, underwriting insurance or in connection with some other legitimate business transaction such as an investment, partnership, etc.

TrueLink strongly endorses the letter and spirit of the Federal Fair Credit Reporting Act. We believe that this law and similar state laws recognize and preserve the delicate balance between the rights of the consumer and the legitimate needs of commerce.

In addition to the Federal Fair Credit Reporting Act, other federal and state laws addressing such topics as computer crime and unauthorized access to protected databases have also been enacted. As a prospective user of consumer reports, we expect that you and your staff will comply with all relevant federal statutes and the statutes and regulations of the states in which you operate.

We support consumer reporting legislation that will ensure fair and equitable treatment for all consumers and users of credit information.

                          ACCESS SECURITY REQUIREMENTS

It is a requirement that all end users take precautions to secure any system or device used to access consumer credit information. To that end, the following requirements have been established:

        o Your account number and password must be protected in such a way that this sensitive information is known only to key personnel. Under no circumstances should unauthorized persons have knowledge of your password. The information should not be posted in any manner within your facility.

        o Any system access software you may use, whether developed by your company or purchased from a third party vendor, must have your account number and password "hidden" or embedded so that the password is known only to supervisory personnel. Each user of your system access software must then be assigned unique log-on passwords.

        o Your account number and passwords are not to be discussed by telephone to any unknown caller, even if the caller claims to be an employee.

        o The ability to obtain credit information must be restricted to a few key personnel.

        o Any terminal devices used to obtain credit information should be placed in a secure location within your facility. Access to the devices should be difficult for unauthorized persons.

        o Any devices/systems used to obtain consumer reports should be turned off and locked after normal business hours, when unattended by your key personnel.

        o Hard copies and electronic files of consumer reports are to be secured within your facility and protected against release or disclosure to unauthorized persons.

        o Hard copy consumer reports are to be shredded or destroyed, rendered unreadable, when no longer needed and when it is permitted to do so by applicable regulation(s).

        o Electronic files containing consumer report data and/or information will be completely erased or rendered unreadable when no longer needed and when destruction is permitted by applicable regulation(s).

        o Software cannot be removed or copied. Software is issued explicitly to the company for credit reporting purposes only.

ANY PERSON WHO KNOWINGLY AND WILLFULLY OBTAINS INFORMATION ON A CONSUMER FROM A CONSUMER REPORTING AGENCY UNDER FALSE PRETENSES, SHALL BE FINED NOT MORE THAN $5,000 OR IMPRISONED NOT MORE THAN ONE YEAR, OR BOTH.


TO BE COMPLETED BY CLIENT


Accepted by:______________________________________ Title:_______________________
            Mortgage Logic.com, Inc.


Signature_________________________________________ Date:________________________


TO BE COMPLETED BY CLIENT

Accepted by:______________________________________ Title:_______________________
            BNC Mortgage, Inc.

Signature_________________________________________ Date:________________________


TO BE COMPLETED BY TRUELINK, INC.

Accepted by:______________________________________ Title:_______________________


Signature_________________________________________ Date:________________________

                                CONTRACT ADDENDUM

[To be added as required by each investor]

                                        Date:___________________________________